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                                  CERTIFICATION

           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Bancolombia S.A. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 20-F for the year ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2004

                                        By: /s/Jorge Londono Saladarriaga
                                            ------------------------------------
                                            Name: Jorge Londono Saladarriaga
                                            Title: Chief Executive Officer

         The foregoing certification is being furnished solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Report or as a separate disclosure document.